UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2015

American Realty Capital Healthcare Trust III, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

333-196302	38-3930747
(Commission File Number)	(IRS Employer Identification No.)

405 Park Avenue, 14th Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices)

(212) 415-6500
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Beaumont Medical Center – Warren, MI

On December 4, 2015, following the completion of its due diligence review of a medical office building located in Warren, Michigan (the “Beaumont Medical Center”), American Realty Capital Healthcare Trust III, Inc. (the “Company”) assumed the obligations of its sponsor, American Realty Capital VII, LLC (the “Sponsor”) and, through a wholly-owned subsidiary of its operating partnership, finalized the prerequisite conditions to acquire the Beaumont Medical Center pursuant to the agreement for purchase and sale of real property (the “Beaumont Agreement”) dated October 7, 2015 by and between the Sponsor and Beaumont Medical Building-Warren, LLC (the “Beaumont Seller”). The foregoing description of the Beaumont Agreement is a summary and is qualified in its entirety by the terms of the Beaumont Agreement. The Company will file the Beaumont Agreement as an exhibit to its next Annual Report on Form 10-K.

Madison Medical Plaza – Joliet, IL

On December 4, 2015, following the completion of its due diligence review of a medical office building located in Joliet, Illinois (the “Madison Medical Plaza”), the Company assumed the obligations of the Sponsor and, through a wholly-owned subsidiary of its operating partnership, finalized the prerequisite conditions to acquire the Madison Medical Plaza pursuant to the agreement for purchase and sale of real property (the “Madison Agreement”) dated November 11, 2015 by and among the Sponsor and Joliet Investors, LLLP (the “Madison Seller”), Texas City Mainland Investors, LLLP and New Lenox Investors, LLLP. The foregoing description of the Madison Agreement is a summary and is qualified in its entirety by the terms of the Madison Agreement. The Company will file the Madison Agreement as an exhibit to its next Annual Report on Form 10-K.

The descriptions of the Beaumont Medical Center and the Madison Medical Plaza set forth in Item 2.01 of this Current Report on Form 8-K are incorporated by reference into this Item 1.01 in their entirety.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Beaumont Medical Center – Warren, MI

On December 4, 2015, the Company, through a wholly-owned subsidiary of its operating partnership, acquired the fee simple interest in the Beaumont Medical Center for a contract purchase price of $13.7 million, exclusive of closing costs. The Beaumont Seller has no material relationship with the Company or any of its affiliates, or any director or officer of the Company or any associate of any such director or officer.

The Company funded the acquisition of the Beaumont Medical Center with proceeds from its initial public offering of common stock. At closing, the Company paid an acquisition fee of $0.2 million to the Company’s advisor, American Realty Capital Healthcare III Advisors, LLC (the “Advisor”).

The Beaumont Medical Center contains 35,219 rentable square feet and was 95.2% leased to three tenants under five leases as of the date of acquisition. The leases are net whereby the tenants are required to pay operating expenses, excluding most costs to maintain and repair the roof and structure of the building, in addition to base rent. The following table provides information related to lease commencement and termination dates, rentable square feet, annualized cash rent, rental escalations and renewal options for significant tenants leasing more than 10% of the total rentable square footage of the property:

Tenant	Lease Commencement Date	Lease Termination Date	Rentable Square Feet	Annualized Cash Rent	Rental Escalations	Renewal Options
William Beaumont Hospital	Various(1)	Various(2)	19,978	$0.7 million	Equal to the greater of 3.0% and the increase in the CPI(3)	(4)
Theodore L. Schreiber, M.D.	July 2006	July 2022	5,640	$0.2 million	Equal to the greater of 3.0% and the increase in the CPI(5)	One five-year option
Michigan Adult and Child Medicine, P.C.	June 2006	June 2021	7,917	$0.3 million	Equal to the greater of 3.0% and the increase in the CPI	None

(1)	Lease commencement dates for William Beaumont Hospital range from July 2006 to December 2007.
(2)	Lease termination dates for William Beaumont Hospital range from November 2017 to July 2026.
(3)	“CPI” means Consumer Price Index
(4)	One of the three leases to William Beaumont Hospital has one five-year renewal option. The remaining two leases have no renewal options.
(5)	The lease to Theodore L. Schreiber, M.D. includes a rent reduction from $33.63 per rentable square foot to $27.50 per rentable square foot in lease year 11. The lease continues to escalate thereafter in accordance with the terms in the table above until the termination date.

Madison Medical Plaza – Joliet, IL

On December 4, 2015, the Company, through a wholly-owned subsidiary of its operating partnership, acquired a leasehold interest in the Madison Medical Plaza for a contract purchase price of $19.5 million, exclusive of closing costs. The Madison Seller has no material relationship with the Company or any of its affiliates, or any director or officer of the Company or any associate of any such director or officer.

The Company funded the acquisition of the Madison Medical Plaza with proceeds from its initial public offering of common stock. At closing, the Company paid an acquisition fee of $0.3 million to the Advisor.

The Madison Medical Plaza contains 70,023 rentable square feet and was 89.4% leased to five tenants under eleven leases as of the date of acquisition. The leases are net whereby the tenants are required to pay operating expenses, excluding most costs to maintain and repair the roof and structure of the building, in addition to base rent. The following table provides information related to lease commencement and termination dates, rentable square feet, annualized cash rent, rental escalations and renewal options for significant tenants leasing more than 10% of the total rentable square footage of the property:

Tenant	Lease Commencement Date	Lease Termination Date	Rentable Square Feet	Annualized Cash Rent	Rental Escalations	Renewal Options
Presence Hospitals PRV	Various(1)	Various(2)	40,783	$0.8 million	2.5% – 3.0% annually	(3)
Cardiology Associates of Northern Illinois, L.L.C	Various(4)	Various(5)	15,047	$0.3 million	3.0% annually	(6)

(1)	Lease commencement dates for Presence Hospitals PRV range from October 2010 to March 2015.
(2)	Lease termination dates for Presence Hospitals PRV range September 2020 to March 2025.
(3)	Five of the six leases to Presence Hospitals PRV each have one ten-year renewal option. The remaining lease has two five-year renewal options.
(4)	Lease commencement dates for Cardiology Associates of Northern Illinois, L.L.C. are November 2010 and July 2011.
(5)	Lease termination dates for Cardiology Associates of Northern Illinois, L.L.C. are October 2020 and June 2021.
(6)	One of the two leases to Cardiology Associates of Northern Illinois, L.L.C. has one ten-year renewal option. The remaining lease has no renewal options.

Item 9.01. Financial Statements and Exhibits.

(a)(4) The audited and unaudited financial statements relating to the Madison Medical Plaza described in Item 1.01 of this Current Report on Form 8-K and required by Rule 3-14 of Regulation S-X are not included in this Current Report on Form 8-K. The Company will file such financial statements with the U.S. Securities and Exchange Commission within 71 calendar days after the date that this Current Report on Form 8-K must be filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL HEALTHCARE TRUST III, INC.

Date: December 10, 2015	By:	/s/ Thomas P. D’Arcy
Thomas P. D’Arcy
Chief Executive Officer, President and Secretary